SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Earliest Event Reported
October 13, 2004

Environmental Tectonics Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania
(State or other jurisdiction of incorporation of organization)

1-10655	23-1714256
(Commission File Number)	(IRS Employer Identification Number)

County Line Industrial Park Southampton, Pennsylvania	18966
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (215) 355-9100

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Item 2.02.	Results of Operations and Financial Condition.

     On October 13, 2004, Environmental Tectonics Corporation issued a press release announcing its financial results for the second quarter of fiscal 2005. A copy of this press release is attached as Exhibit 99.1 and hereby incorporated by reference.

     In accordance with General Instruction B.6 of Form 8-K, the information in this Form 8-K is being furnished under Item 12 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

	(c)	Exhibits.

The following exhibit is furnished in accordance with Item 601 of Regulation S-K:

		99.1	Press Release dated October 13, 2004

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENVIRONMENTAL TECTONICS CORPORATION
Registrant

Date: October 20, 2004	By	/s/ Duane D. Deaner

Duane D. Deaner
Chief Financial Officer

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EXHIBIT INDEX

99.1	Press Release, dated October 13, 2004.